Business Combinations (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities - IT Professional Services [Member] $ in Thousands	Jul. 01, 2022 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities [Line Items]
Net assets, excluding $447 of cash acquired	$ 120
Customer relationships, net of deferred tax liabilities	1,054
Goodwill	1,807
Total assets acquired	$ 2,981